UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

 Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 28, 2014

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in charter)

Delaware	000-1273988	81-0562883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

FutureWorld Energy, Inc. 3637 4th Street North, 330 Saint Petersburg, Florida		33704
(Address of principal executive offices)		(Zip Code)

(239) 324-0000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 8.01. Other Events

FutureWorld announces today that HempTech has started its nationwide implementation of Cannabis testing labs (licensed, voluntary and self-test) by acquiring its first lab and cannabis laboratory technology company in Colorado. HempTech and the company will be working on patentable projects on cannabis testing process and applications. HempTech is expecting the acquisition to provide immediate revenue by distributing patented products to the pertinent distributors nationwide. The acquisition is set to close before May 9th, 2014.

HempTech is also working through selecting partners for its coming lab in Florida.

So far, testing for contaminants is currently voluntary in most legalized states in which has resulted in lack of quality control and cost fluctuation by testing labs, forcing the majority of dispensaries to skip the process entirely. Starting next year, it will be a requirement for all cannabis products in Colorado and Washington to be tested for health and safety. Other states are expected to require testing from the outset. A few states are even taking it to the point of requiring pharmaceutical-grade standards. We expect, at some point, a federal mandate will ensue forcing all growers, dispensaries and processors to test the quality and the purity of their cannabis. The required tests will include potency for dosing, microbial testing (molds, E. Coli, salmonella, etc.), pesticides, and residual solvents (such as leftover butane from making hash).

http://www.hemptechcorp.com

The FutureWorld Energy Facebook Page (https://www.facebook.com/futureworldenergy)

The FutureWorld Energy Twitter Feed (https://twitter.com/ futureworldinc)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc.

/s/ Sam Talari

Sam Talari

Principal Executive Officer

Dated:  April 28, 2014